Tortoise Power and Energy Infrastructure Fund
Schedule of Investments
as of February 29, 2024 (Unaudited)

CORPORATE BONDS - 60.8%	Principal Amount	Value
Canada Crude Oil Pipelines - 6.6%
Enbridge, Inc., 5.50% to 07/15/2027 then 3 mo. Term SOFR + 3.68%, 07/15/2077	$7,042,000	$6,547,464

United States Natural Gas Gathering/Processing - 17.0%
Antero Midstream Partners LP, 5.75%, 03/01/2027 (a)	3,800,000	3,717,947
Blue Racer Midstream LLC, 6.63%, 07/15/2026 (a)	2,950,000	2,927,757
EnLink Midstream LLC, 5.38%, 06/01/2029	1,700,000	1,647,658
Hess Corp., 5.63%, 02/15/2026 (a)	4,160,000	4,101,137
Kodiak Gas Services LLC, 7.25%, 02/15/2029 (a)	1,520,000	1,547,232
The Williams Companies, Inc., 4.55%, 06/24/2024	3,000,000	2,986,510
		16,928,241

United States Natural Gas/Natural Gas Liquids Pipelines - 26.5%
Cheniere Corp., 5.88%, 03/31/2025	2,000,000	1,997,893
Cheniere Energy, Inc., 4.63%, 10/15/2028	3,100,000	2,976,470
DT Midstream, Inc., 4.38%, 06/15/2031 (a)	2,000,000	1,800,665
NGPL PipeCo LLC, 3.25%, 07/15/2031 (a)	3,500,000	2,985,318
ONEOK, Inc., 6.35%, 01/15/2031	3,000,000	3,141,038
Rockies Express Pipeline LLC, 4.95%, 07/15/2029 (a)	3,000,000	2,807,350
Tallgrass Energy LP, 5.50%, 01/15/2028 (a)	3,250,000	3,079,375
Targa Resources Corp., 5.20%, 07/01/2027	4,000,000	3,978,630
Venture Global LNG, Inc., 9.88%, 02/01/2032 (a)	3,500,000	3,684,940
		26,451,679

United States Other - 4.9%
New Fortress Energy, Inc., 6.50%, 09/30/2026 (a)	5,000,000	4,835,272

United States Refined Product Pipelines - 1.7%
Buckeye Partners LP, 5.85%, 11/15/2043	2,000,000	1,647,700

United States Renewables and Power Infrastructure - 4.1%
NextEra Energy, Inc., 4.80% to 12/01/2027 then 3 mo. LIBOR US + 2.41%, 12/01/2077 (b)	4,500,000	4,078,269
TOTAL CORPORATE BONDS (Cost $62,546,932)		60,488,625

COMMON STOCKS - 39.0%	Shares	Value
Canada Crude Oil Pipelines - 1.4%
Enbridge, Inc.	39,056	1,344,308

Canada Natural Gas/Natural Gas Liquids Pipelines - 1.9%
TC Energy Corp.	48,667	1,924,779

United States Crude Oil Pipelines - 6.2%
Plains GP Holdings LP	358,745	6,170,414

United States Natural Gas Gathering/Processing - 5.1%
EnLink Midstream LLC	90,965	1,121,599
Equitrans Midstream Corp.	108,596	1,160,892
Hess Midstream Partners LP	66,901	2,280,655
Kinetik Holdings, Inc.	11,954	422,215
		4,985,361

United States Natural Gas/Natural Gas Liquids Pipelines - 21.1%
DT Midstream, Inc.	24,885	1,434,123
Excelerate Energy, Inc.	11,787	185,056
Kinder Morgan, Inc.	160,775	2,795,877
NextDecade Corp.(c)	98,612	452,629
ONEOK, Inc.	73,551	5,525,151
Targa Resources Corp.	63,653	6,253,270
The Williams Companies, Inc.	121,546	4,368,363
		21,014,469

United States Refining - 0.4%
PBF Energy, Inc.	8,275	386,443

United States Renewables and Power Infrastructure - 2.9%
Atlantica Sustainable Infrastructure Plc	16,523	296,753
NextEra Energy Partners LP	8,013	220,117
Sempra Energy	33,854	2,390,092
		2,906,962
TOTAL COMMON STOCKS (Cost $28,939,750)		38,732,736

MASTER LIMITED PARTNERSHIPS - 24.4%	Units	Value
United States Crude Oil Pipelines - 2.2%
NuStar Energy LP	90,687	2,142,027

United States Natural Gas Gathering/Processing - 4.6%
Western Midstream Partners LP	135,715	4,539,667

United States Natural Gas/Natural Gas Liquids Pipelines - 11.1%
Energy Transfer LP	417,405	6,110,809
Enterprise Products Partners LP	184,023	5,051,431
		11,162,240

United States Refined Product Pipelines - 6.5%
MPLX LP	167,813	6,450,732
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $12,208,492)		24,294,666

SHORT-TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%	Shares
Invesco Government & Agency Portfolio - Class Institutional, 5.24%(d)	352,280	352,280
TOTAL SHORT-TERM INVESTMENTS (Cost $352,280)		352,280

TOTAL INVESTMENTS - 124.6% (Cost $104,047,454)		$123,868,307
Other Assets in Excess of Liabilities – 0.5%		517,693
Credit Facility Borrowing - (25.1)%		(25,000,000)
TOTAL NET ASSETS - 100.0%		$99,386,000

Percentages are stated as a percent of net assets.

LIBOR - London Interbank Offered Rate
PLC - Public Limited Company
SOFR - Secured Overnight Financing Rate

(a)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of February 29, 2024, the value of these securities total $31,486,993 or 31.7% of the Fund’s net assets.

(b)	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
(c)	Non-income producing security.
(d)	The rate shown represents the 7-day effective yield as of February 29, 2024.

 Summary of Fair Value Exposure
The Fund has adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Municipal Bonds —Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most municipal bonds are categorized in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Directors. The Board of Directors will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through the application of such procedures by the Fund’s valuation committee.

When fair value pricing is employed, security prices that the Fund uses to calculate its NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) than the price of the security quoted or published by others, the value when trading resumes, and/or the value realized upon the security’s sale. Therefore, if a shareholder purchases or redeems Fund shares when the Fund holds securities priced at a fair value, the number of shares purchased or redeemed may be higher or lower than it would be if the Fund were using market value pricing.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund’s securities by level within the fair value hierarchy as of February 29, 2024:

Tortoise Power and Energy Infrastructure Fund
	Level 1	Level 2	Level 3	Total
Assets:
Corporate Bonds	–	60,488,625	–	60,488,625
Common Stocks	38,732,736	–	–	38,732,736
Master Limited Partnerships	24,294,666	–	–	24,294,666
Money Market Funds	352,280	–	–	352,280
Total Assets	63,379,682	60,488,625	–	123,868,307

Refer to the Schedule of Investments for industry classifications.